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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     We hereby certify that the accompanying Report of Harris Preferred Capital Corporation on Form 10-K for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Harris Preferred Capital Corporation.

                                        /s/ Paul R. Skubic
                                        ----------------------------------------
                                        Paul R. Skubic
                                        Chief Financial Officer

                                        /s/ Janine Mulhall
                                        ----------------------------------------
                                        Janine Mulhall
                                        Chief Financial Officer

Date March 29, 2006

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Harris Preferred Capital Corporation and will be retained by Harris Preferred Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.